Consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Consolidated statements of comprehensive income or loss
(Loss)/profit for the year	$ 80,516	$ 3,289	$ (115,613)
Items that may not be reclassified subsequently to profit or loss:
Actuarial gain		57
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	(161)	(750)	(2,933)
Recycled loss of cash flow hedges reclassified to profit or loss			697
Other comprehensive loss for the year	(161)	(693)	(2,236)
Total comprehensive (loss)/income for the year	80,355	2,596	(117,849)
Attributable to:
Owners of the Group	67,502	(45,641)	(102,897)
Non-controlling interests	$ 12,853	$ 48,237	$ (14,952)